UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 7, 2016 (June 1, 2016)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2016, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary issued $500 million of asset-backed securities with a maturity of five years, comprised of approximately $398 million aggregate principal amount of Series 2016-2 2.72% Rental Car Asset Backed Notes, Class A, $57 million aggregate principal amount of Series 2016-2 3.36% Rental Car Asset Backed notes, Class B and $45 million aggregate principal amount of Series 2016-2 4.83% Rental Car Asset Backed Notes, Class C. The notes were issued under the Series 2016-2 Supplement dated June 1, 2016, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A. as trustee and as Series 2016-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, as amended.

The notes are secured under the Second Amended and Restated Base Indenture primarily by vehicles in our domestic fleet and other related assets. The foregoing summary of the notes is qualified in its entirety by reference to the full text of the Series 2016-2 Supplement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Certain purchasers of the notes, and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Series 2016-2 Supplement, dated as of June 1, 2016, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2016-2 Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: June 7, 2016

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated June 7, 2016 (June 1, 2016)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Series 2016-2 Supplement, dated as of June 1, 2016, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2016-2 Agent.

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